                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report - November 9, 1995
                       (Date of earliest event reported)


                             GTE NORTH INCORPORATED
             (Exact name of registrant as specified in its charter)

                                   WISCONSIN
         (State or other jurisdiction of incorporation or organization)

          0-1210                                           35-1869961
(Commission File Number)                       (IRS Employer Identification No.)



 600 Hidden Ridge, HQE04B12 - Irving, Texas                   75038
      (Address of principal executive offices)              (Zip Code)


    Registrant's telephone number, including area code         214-718-5600
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                     GTE NORTH INCORPORATED AND SUBSIDIARY

                                    FORM 8-K

                              ITEM OF INFORMATION


Item 5.   Other Events

On November 9, 1995, GTE North Incorporated (the Company) announced through its parent, GTE Corporation, that in response to recently enacted and pending legislation and the increasingly competitive environment in which the Company expects to operate, effective January 1, 1996, the Company is discontinuing the use of accounting practices appropriate to regulated enterprises. As a result of this decision, the Company will record a non-cash, extraordinary charge of approximately $1,254.0 million after taxes during the fourth quarter of 1995. This charge, which is based on the results of a comprehensive study of the economic lives of the Company's telephone plant and equipment, will have no effect on the Company's customers or its liquidity and capital resources.

The Company has traditionally followed the accounting for regulated enterprises prescribed by Statement of Financial Accounting Standards No. 71, "Accounting for the Effects of Certain Types of Regulation" (FAS 71). In general, FAS 71 required the Company to depreciate its plant and equipment over regulator approved lives which may extend beyond the assets' actual economic lives. FAS 71 also required the deferral of certain costs based upon approvals received from regulators to recover such costs in the future. As a result of these requirements, the recorded net book value of certain assets and liabilities, primarily telephone plant and equipment, was higher than that which would otherwise have been recorded.

The charge will primarily represent an adjustment to the net book value of the fixed assets of the Company, through an increase in accumulated depreciation, and is not expected to have a significant effect on depreciation expense of existing plant and equipment or earnings over the next several years. The income statement effect of this change in accounting will be reflected in the Company's consolidated statements of income as an extraordinary charge, net of tax, under the provisions of Statement of Financial Accounting Standards No. 101, "Regulated Enterprises-Accounting for the Discontinuation of Application of FASB Statement No. 71."

The accompanying pro forma statements of income for the nine months ended September 30, 1995 and the year ended December 31, 1994, and the pro forma balance sheet as of September 30, 1995 are based on historical condensed consolidated financial statements, adjusted to give effect to the discontinuance of FAS 71 as though it had occurred at the beginning of each period presented. The pro forma financial information should be read in conjunction with the historical consolidated financial statements and related notes thereto. The pro forma financial information is not necessarily indicative of the results that would have been attained had the discontinuance of FAS 71 occurred in an earlier period.

In addition, the Company announced through its parent, GTE Corporation, that it will refinance, on a long-term basis, approximately $200.7 million of its long-term debt issues. The positive impact of these redemptions is not expected to have a significant effect on the Company's earnings over the next several years.





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                     GTE NORTH INCORPORATED AND SUBSIDIARY

        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME


                                                     As Reported                               Pro Forma
                                                     Nine Months                              Nine Months
                                                        Ended                                    Ended
                                                    September 30,       Pro Forma            September 30,
                                                         1995          Adjustments               1995
                                                    -------------     -------------         -------------
                                                                  (Thousands of Dollars)
OPERATING REVENUES                                  $   2,085,519     $      23,057 (1)     $   2,108,576

OPERATING EXPENSES

   Cost of sales and services                             749,380                                 749,380
   Depreciation and amortization                          421,033                                 421,033
   Selling, general & administrative                      259,842            23,057 (1)           282,899
                                                    -------------     -------------         -------------

       Total operating expenses                         1,430,255            23,057             1,453,312
                                                    -------------     -------------         -------------

OPERATING INCOME                                          655,264                --               655,264
                                                    -------------     -------------         -------------

OTHER DEDUCTIONS                                           86,262                                  86,262
                                                    -------------     -------------         -------------

   Income before income taxes                             569,002                --               569,002

INCOME TAXES                                              209,810                                 209,810
                                                    -------------     -------------         -------------

   Income before extraordinary charge                     359,192                --               359,192

EXTRAORDINARY CHARGE                                           --        (1,253,959) (2)       (1,253,959)
                                                    -------------     -------------         -------------

   Net income (loss)                                $     359,192     $  (1,253,959)        $    (894,767)
                                                    =============     =============         =============


See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.





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
                     GTE NORTH INCORPORATED AND SUBSIDIARY

        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME


                                                     As Reported                             Pro Forma
                                                      Year Ended                             Year Ended
                                                     December 31,       Pro Forma           December 31,
                                                         1994          Adjustments              1994
                                                    -------------     -------------         -------------
                                                                  (Thousands of Dollars)
OPERATING REVENUES                                  $   2,759,905     $      34,560 (1)     $   2,794,465

OPERATING EXPENSES

   Cost of sales and services                             914,567                                 914,567
   Depreciation and amortization                          533,907                                 533,907
   Selling, general & administrative                      441,375            34,560 (1)           475,935
                                                    -------------     -------------         -------------

       Total operating expenses                         1,889,849            34,560             1,924,409
                                                    -------------     -------------         -------------

OPERATING INCOME                                          870,056                --               870,056
                                                    -------------     -------------         -------------

OTHER DEDUCTIONS                                          109,487                                 109,487
                                                    -------------     -------------         -------------

   Income before income taxes                             760,569                --               760,569

INCOME TAXES                                              284,293                                 284,293
                                                    -------------     -------------         -------------

   Income before extraordinary charge                     476,276                --               476,276

EXTRAORDINARY CHARGE                                           --        (1,253,959) (2)       (1,253,959)
                                                    -------------     -------------         -------------

   Net income (loss)                                $     476,276     $  (1,253,959)        $    (777,683)
                                                    =============     =============         =============


 See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.


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
                     GTE NORTH INCORPORATED AND SUBSIDIARY

            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET


                                                     As Reported                             Pro Forma
                                                    September 30,       Pro Forma          September 30,
                                                         1995          Adjustments              1995
                                                    -------------     -------------         -------------
                                                                  (Thousands of Dollars)
                      ASSETS
                      ------

CURRENT ASSETS:

  Cash                                              $      39,935                           $      39,935
  Receivables, less allowance of $27,214                  584,031                                 584,031
  Materials and supplies                                   47,012                                  47,012
  Deferred income tax benefits                             40,009                                  40,009
  Prepayments and other                                    85,788                                  85,788
                                                    -------------     -------------         -------------
   Total current assets                                   796,775                                 796,775
                                                    -------------     -------------         -------------

PROPERTY, PLANT AND EQUIPMENT:
  Original cost                                         8,840,068                               8,840,068
  Accumulated depreciation                             (4,064,834)    $  (1,977,869) (3)       (6,042,703)
                                                    -------------     -------------         -------------
   Net property, plant and equipment                    4,775,234        (1,977,869)            2,797,365
                                                    -------------     -------------         -------------

PREPAID PENSION COSTS                                     531,836                                 531,836
                                                    -------------     -------------         -------------

OTHER ASSETS                                               66,440           (28,830) (4)           37,610
                                                    -------------     -------------         -------------

     Total Assets                                   $   6,170,285     $  (2,006,699)        $   4,163,586
                                                    =============     =============         =============


 See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.


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
                     GTE NORTH INCORPORATED AND SUBSIDIARY

            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET


                                                       As Reported                            Pro Forma
                                                      September 30,       Pro Forma         September 30,
                                                          1995           Adjustments             1995
                                                     -------------     -------------         -------------
                                                                    (Thousands of Dollars)
       LIABILITIES AND SHAREHOLDERS' EQUITY
       ------------------------------------

CURRENT LIABILITIES:

   Short-term debt, including current maturities     $     317,756                           $     317,756
   Accounts payable                                        161,321                                 161,321
   Accrued taxes                                           123,588                                 123,588
   Accrued payroll and vacations                           151,150                                 151,150
   Accrued interest                                         24,097                                  24,097
   Accrued dividends                                        76,876                                  76,876
   Accrued restructuring costs and other                   248,236                                 248,236
                                                     -------------     -------------         -------------
    Total current liabilities                            1,103,024                               1,103,024
                                                     -------------     -------------         -------------

LONG-TERM DEBT                                           1,318,615     $      12,884 (5)         1,331,499
                                                     -------------     -------------         -------------

RESERVES AND DEFERRED CREDITS:
   Deferred income taxes                                   891,766          (765,624) (6)          126,142
   Employee benefit obligations                            246,483                                 246,483
   Restructuring costs and other                           108,912                                 108,912
                                                     -------------     -------------         -------------
    Total reserves and deferred credits                  1,247,161          (765,624)              481,537
                                                     -------------     -------------         -------------

PREFERRED STOCK, subject to mandatory
   redemption                                               17,624                                  17,624
                                                     -------------     -------------         -------------

SHAREHOLDERS' EQUITY:
   Preferred stock                                          29,033                                  29,033
   Common stock                                            978,351                                 978,351
   Other capital                                            43,110                                  43,110
   Reinvested earnings                                   1,433,367        (1,253,959) (2)          179,408
                                                     -------------     -------------         -------------
    Total shareholders' equity                           2,483,861        (1,253,959)            1,229,902
                                                     -------------     -------------         -------------

      Total Liabilities and Shareholders' Equity     $   6,170,285     $  (2,006,699)        $   4,163,586
                                                     =============     =============         =============


See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.


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
                     GTE NORTH INCORPORATED AND SUBSIDIARY

              NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                             FINANCIAL INFORMATION


(1) Represents the reclassification of the provision for uncollectible accounts to selling, general and administrative expenses, consistent with non-regulated accounting practices.

(2) Represents the after-tax effect of the adjustments described in notes 3 - 5 below.

(3) Represents the write-down of property, plant and equipment, net due to an impairment of such assets resulting from depreciation lives set by regulators that are longer than the assets' economic lives.

(4) Represents the write-off of net regulatory assets and the write-off of the original debt issuance costs associated with $200.7 million of long-term debt that will be refinanced.

(5) Represents the costs associated with refinancing $200.7 million of long-term debt.

(6) Represents the tax effect of the adjustments described in notes 3 - 5 above.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              GTE NORTH INCORPORATED
                                                    (Registrant)

Date: November 13, 1995                By       William M. Edwards III
                                                ----------------------
                                                William M. Edwards III
                                                       Controller
                                               (Chief Accounting Officer)






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